INVESTOR PRESENTATION NYSE: CIM 1st Quarter 2017

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2016, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 CHIMERA IS A RESIDENTIAL MORTGAGE REIT Chimera develops and manages a portfolio of leveraged mortgage investments to produce an attractive quarterly dividend for shareholders ▪ Established in 2007 ▪ Internally managed since August 2015 ▪ Total Capital $3.5 Billion ▪ Total Portfolio $20.0 Billion ▪ Common Stock Price $20.18 / Dividend Yield 9.91% ▪ 8.00% Fixed Series A Preferred Stock Price $25.17 ▪ 8.00% Variable Series B Preferred Stock Price $25.39 ▪ Overall leverage ratio 4.6:1 / Recourse leverage ratio 1.7:1 All data as of March 31, 2017

Information is unaudited, estimated and subject to change. 3 TOTAL RETURN Chimera has outperformed its peers since internalization of management in August 2015 All data as of March 31, 2017 *Assuming reinvestment of dividends Source: Bloomberg CIM US Equity REM US Equity SPY US Equity Cumulative Total Return* (Since Internalization) 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% -10% -20% -30% 8/5 /20 15 9/1 7/2 015 10/ 29/ 201 5 12/ 11/ 201 5 1/2 7/2 016 3/1 0/2 016 4/2 2/2 016 6/6 /20 16 7/1 9/2 016 8/3 0/2 016 10/ 12/ 201 6 11/ 23/ 201 6 1/9 /20 17 2/2 2/2 017 83% 26% 16% 3/31/201 7

Information is unaudited, estimated and subject to change. 4 HISTORICAL TOTAL RETURN Chimera has consistently produced industry leading returns All data as of March 31, 2017 *Assuming reinvestment of dividends Source: Bloomberg 1 year 3 year 5 year Cumulative Total Return * 200% 150% 100% 50% 0% CIM US Equity REM US Equity SPY US Equity 66% 29% 17% 97% 29% 34% 191% 53% 86%

Information is unaudited, estimated and subject to change. 5 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency MBS Portfolio Total Portfolio Gross Asset Yield: 7.7% 3.0% 6.5% Financing Cost(2): 4.1% 1.5% 3.5% Net Interest Spread: 3.6% 1.5% 3.0% Net Interest Margin: 4.1% 1.7% 3.6% Portfolio Yields and Spreads(1) 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.9 $0.7 $2.8 $3.1 $10.4 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency MBS Portfolio Total Assets: 4.1 billion(1) Residential Mortgage Credit Portfolio Total Assets: 15.9 billion(1) 81% of Chimera's equity capital is allocated to mortgage credit All data as of March 31, 2017 (1) Reflects first quarter 2016 average assets, yields, and spreads (2) Includes the interest incurred on interest rate swaps All data as of March 31, 2017 (1) Financing excludes unsettled trades

Information is unaudited, estimated and subject to change. 6 Agency Pass through Commercial 63% 37% Non-Agency RMBS Consolidated RMBS Securitizations Securitized Loan Portfolio 9% 11% 80% Agency Portfolio Composition Credit Portfolio Composition PORTFOLIO COMPOSITION Chimera's residential credit portfolio provides a high net interest spread while the agency portfolio provides income and liquidity All data as of March 31, 2017

Information is unaudited, estimated and subject to change. 7 2016-2017 Chimera Acquires $9.3 Billion Seasoned Loan Portfolio • Performing loans with 10 years of payment history • 8 securitizations with all senior securities placed • $ 1.5 billion subordinate bonds retained for investment portfolio 2014 Chimera Acquires $4.8 Billion Seasoned Loan Portfolio • Originated by American General • 7 Securitizations with embedded call options • 5 deals called and re-securitized • 2 original deals are currently callable 2009–2011 Chimera Creates and Retains $3.2 Billion High Yield Subordinate Bonds • $1.9 billion current remaining face value of subordinate bonds • Durable value over wide band of prepayment rates • Difficult to re-create in size and price UNIQUE MORTGAGE CREDIT PORTFOLIO Key transactions distinguish Chimera from other Mortgage REITs Re-Remic Subordinate Bond Portfolio Springleaf Seasoned Loan Portfolio Risk Retention Seasoned Loan Portfolio All data as of March 31, 2017

Information is unaudited, estimated and subject to change. 8 THE SECURITIZATION PROCESS Chimera created long, term-funding through securitization Creation of senior and subordinate bonds $100mm Non-Agency Mortgage Bond or Loans $100mm Trust (Non-Agency RMBS Collateral) Deposit $60mm Senior A Note Sold to 3rd Party $40mm Subordinate B Note Retained by CIM CIM buys $100mm Non- Agency mortgage bond or loans from dealer CIM deposits the bond or loans into a trust The trust issues bonds backed by the cashflow of the underlying bond • CIM sells the Senior A note ◦ The A note receives P&I from the $100mm bond until the $60mm is paid off • CIM retains the Subordinate B note ◦ The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full Principa l & Interes t Losses &Interes t 1 2 3

CONSOLIDATED RMBS SECURITIZATIONS

- Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment
- Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future

($ in thousands)

Vintage	Deal	At Issuance / Acquisition: Total Original Face	At Issuance / Acquisition: Total of Tranches Sold	At Issuance / Acquisition: Total of Tranches Retained	March 31, 2017: Total Remaining Face	March 31, 2017: Remaining Face of Tranches Sold	March 31, 2017: Remaining Face of Tranches Retained
2014	CSMC 2014-4R[1]	367,271	—	367,271	236,725	—	236,725
2010	CSMC 2010-1R	1,730,581	691,630	1,038,951	583,487	4,992	578,495
2010	CSMC 2010-11R	566,571	338,809	227,762	250,518	39,189	211,329
2009	CSMC 2009-12R	1,730,698	915,566	815,132	536,760	102,586	434,174
2009	JPMRR 2009-7	1,522,474	856,935	665,539	501,750	140,218	361,532
2009	JMAC 2009-R2	281,863	192,500	89,363	88,922	31,904	57,018
	TOTAL	**6,199,458**	**2,995,440**	**3,204,018**	**2,198,162**	**318,889**	**1,879,273**
	% of origination remaining				*35%*	*11%*	*59%*

Significant outstanding balances remain under a number of prepayment projections

Total Remaining Face - Projected Balances [2]

Change in CPR (%)	March 31, 2018	March 31, 2019	March 31, 2020
-50%	1,941,367	1,726,417	1,548,019
Unchanged	1,864,874	1,596,581	1,382,311
+50%	1,787,517	1,471,879	1,230,879

All data as of March 31, 2017

(1) Contains collateral from CSMC 2010-12R Trust.

(2) Projected Balances are estimated based on future cash flows and changes in prepayment speeds

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 10 ACQUISITION OF SEASONED LOAN PORTFOLIO Since 2014 Chimera has acquired $14.1 billion of seasoned performing loans through bulk transactions 2014 Springleaf Acquisition ▪ $4.8 billion seasoned loans ▪ 7 securitizations ▪ Loans originated for American General portfolio 2015 - 2016 Springleaf Optimization ▪ Chimera refinances 5 of the 7 Springleaf deals into CIM securitizations ▪ All new Chimera securitizations have call rights 2016 Springleaf Pipeline ▪ Chimera refinances 1 of the 3 remaining Springleaf deals ▪ All new Chimera securitizations have call rights 2016 Bank Portfolio Acquisition ▪ $5.2 billion seasoned loans ▪ 4 original securitizations 2017 Bank Portfolio Acquisition ▪ $4.1 billion seasoned loans ▪ 4 original securitizations Springleaf Acquisition Bank Portfolio Acquisition All data as of March 31, 2017

Information is unaudited, estimated and subject to change. 11 SMALL BALANCE RESIDENTIAL LOAN PORTFOLIO Chimera has 63% of its total portfolio in loans All data as of March 31, 2017 Seasoned Low Loan Balance Mortgage Portfolio Total Current Unpaid Balance $12.3 Billion Total Number of Loans 140,434 Weighted Average Loan Size $87,853 Weighted Average Coupon 7.07% Average Loan Age 137 Months Securitized Loan Portfolio Non-Agency RMBS Consolidated RMBS Securitizations Agency CMBS Agency Pass Through 63%7% 9% 7% 13% Portfolio Composition

Information is unaudited, estimated and subject to change. 12 2016 SECURITIZATION ACTIVITY Chimera securitized $5.9 billion in 2016 growing the investment portfolio to $16.3 billion Loan Securitizations CIM 2016-1 $1,499,341,000 April 2016 CIM 2016-2 $1,762,177,000 May 2016 CIM 2016-3 $1,746,084,000 May 2016 CIM 2016-4* $601,733,000 October 2016 CIM 2016-5* $66,171,000 October 2016 CIM 2016-FRE 1 $185,811,000 October 2016 ▪ Chimera has one of the largest seasoned, performing, small balance residential loan portfolios in the Mortgage REIT Industry ▪ Chimera securitized $186 million loans with Freddie Mac in a pilot program ▪ Chimera expects high single digit yields on the portfolio without leverage All data as of March 31, 2017 *Springleaf refinanced deals

Information is unaudited, estimated and subject to change. 13 2017 SECURITIZATION ACTIVITY Chimera has securitized $4.1 billion in 2017 growing the investment portfolio to $20.0 billion Loan Securitizations CIM 2017-1 $526,267,000 January 2017 CIM 2017-2 $331,440,000 February 2017 CIM 2017-3 $2,434,640,000 March 2017 CIM 2017-4 $830,510,000 March 2017 ▪ Chimera closed four securitizations in the first quarter of seasoned, performing, low-loan balance residential mortgage loans ▪ Chimera sold $3.4 billion of these securities, retaining an interest of $630 million All data as of March 31, 2017

Information is unaudited, estimated and subject to change. 14 CAPITAL MARKETS ACTIVITY Chimera raised $470 million in preferred equity in the past year Preferred Stock 5,800,000 Shares 8.00% Fixed Series A Cumulative Redeemable Preferred Stock October 2016 Liquidation Preference $25.00 Per Share ▪ Series A is a fixed coupon and is callable in 5 years on October 30, 2021 ▪ Series B is a fixed coupon for 7 years then floats at LIBOR plus 5.791% ▪ Series B is a callable in 7 years on March 30, 2024 ▪ Series A and B preferred shared trade on the New York Stock Exchange under symbols CIM PRA and CIM PRB ▪ Chimera intends to deploy this capital by acquiring loans, expanding the balance sheet 13,000,000 Shares 8.00% Fixed Series B Cumulative Redeemable Preferred Stock February 2017 Liquidation Preference $25.00 Per Share All data as of March 31, 2017

Information is unaudited, estimated and subject to change. 15 SUMMARY Chimera has a unique portfolio of high yielding assets, created through securitization, which would be difficult to recreate in size and scale Upward trending macro economic conditions for the housing market are positive for the credit of Chimera's mortgage portfolio New risk retention rules present an attractive opportunity for companies like Chimera to sponsor mortgage securitizations Opportunity for Permanent Capital Positive Macro Economic Environment Franchise Mortgage Assets Chimera has assembled a portfolio of unique mortgage assets with a goal to provide high and durable income to shareholders

Information is unaudited, estimated and subject to change. Appendix

Information is unaudited, estimated and subject to change. 17 Agency Securities – As of March 31, 2017 Repo Days to Maturity – As of March 31, 2017 Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $1,001,123 102.5 11.0 4.00% 1,207,431 105.1 15.3 4.50% 271,980 107.5 21.3 Commercial 3.6% 1,393,290 99.2 — Agency IO 0.8% N/M(2) 4.0 7.3 Total $3,873,824     Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $2,203,298 0.95% 30 to 59 days 653,210 0.94% 60 to 89 days 192,418 1.03% 90 to 360 days 10,341 1% Over 360 days — — Total $3,059,267 0.95% 23 Days The majority of Chimera's Agency Portfolio consists of highly liquid pass-through securities AGENCY MBS PORTFOLIO AND FUNDING All data as of March 31, 2017 (1) Coupon is a weighted average for Commercial and Agency IO (2) Notional Agency IO was $3.2 billion as of March 31, 2017

Information is unaudited, estimated and subject to change. 18 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,330,594 $ 4,220,920 $ 4,101,851 $ 3,976,033 $ 3,847,031 Percentage Change 5.6% 2.9% - (3.1)% (6.2)% Swap Market Value (104,384) (51,009) - 49,365 97,693 Percentage Change (2.5)% (1.2)% - 1.2% 2.4 % Futures Market Value (35,537) (17,525) - 17,059 33,662 Percentage Change (0.9)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 88,822 $ 50,535 - $ (59,394) $ (123,465) Percentage Change in Portfolio Value(1) 2.2% 1.2% - (1.4)% (3.0)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 3% 34% 57% 6% INTEREST RATE SENSITIVITY Chimera continues to reduce its rate exposure by reducing its Agency portfolio and hedges Total Notional Balance - Derivative Instruments March 31, 2017 December 31, 2016 Interest Rate Swaps 1,535,900 1,396,900 Swaptions 482,000 624,000 Futures 619,700 619,700 All data as of March 31, 2017 (1) Based on instantaneous moves in interest rates.

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